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                                                                    EXHIBIT 23.5

                         INDEPENDENT AUDITORS' CONSENT

    We hereby consent to the use in this Prospectus constituting part of this Registration Statement on Form S-1 as amended of our report dated February 24, 1997, relating to the consolidated financial statements of American Academic Suppliers Holding Corporation and Subsidiary, which appears in such Prospectus. We also consent to the references to us under the heading "Experts".

                                          ALTSCHULER, MELVOIN AND GLASSER LLP

Chicago, Illinois


May 14, 1998